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                                                                   EXHIBIT 10.27
                              AMENDMENT NO. 2 TO
                              ------------------

                                LOAN AGREEMENT
                                --------------


          This Amendment No. 2 to Loan Agreement ("Amendment") dated as of
                                                   ---------
December 14, 1998, is made by and between anDATAco of California, Inc., a California corporation ("Borrower"), and Wells Fargo Bank, National Association
                         --------
("Lender").
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                                   RECITALS
                                   --------
     This Amendment is made with reference to the following facts:

     A. Borrower is currently indebted to Lender pursuant to the terms and conditions of that certain Loan Agreement between Borrower and Lender dated as of April 30, 1998 (as amended from time to time, the "Loan Agreement").
                                                      --------------
Capitalized terms used herein and not otherwise defined shall have the meanings set forth for such terms in the Loan Agreement.

     B. Subject to the terms and conditions set forth herein, Borrower and Lender have agreed to amend the Loan Agreement as set forth below.


                                   AGREEMENT
                                   ---------

     NOW, THEREFORE, in consideration of the mutual covenants and benefits contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are acknowledged, Borrower and Lender agree as follows:


     1.  AMENDMENTS OF CREDIT AGREEMENT
         ------------------------------

          1.1  Section 1.4.  Section 1.4(B) is amended to read in full as
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               follows:

               "(B) the lesser of (i) the sum of twenty-five percent (25%) of the Value of Eligible Inventory, or (ii) an amount equal to $1,750,000; less"
                           ----

          1.2  Section 1.24. Section 1.24 is amended by replacing the number
               ------------  ------------
               "$15,000,000" therein with the number "$10,000,000".

          1.3  Section 2.4. Section 2.4 is amended to read in full as follows:
               -----------  -----------

               "All indebtedness of Borrower to Lender pursuant to this Agreement shall be guaranteed by Guarantor in the principal amount of Ten Million
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               Dollars ($10,000,000), as evidenced by and subject to the terms of a guaranty in form and substance satisfactory to Lender (the 'Guaranty')."

          1.4  Section 8.10(a).  The table in Section 8.10(a) is amended by
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               replacing the third through the seventh entries thereof with the following:

               Period                                 Minimum Tangible Net Worth
               ------                                 --------------------------
January 31, 1999 through April 29, 1999                     $1,200,000.00

April 30, 1999 through July 30, 1999                         1,400,000.00

July 31, 1999 through October 30, 1999                       1,600,000.00

October 31, 1999 through January 31, 2000                    1,900,000.00

February 1, 2000 through April 29, 2000                      3,600,000.00


          1.5  Section 10.1(m). Section 10.1(m) is amended by replacing the
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               reference to "Richard A. Hudzik" therein with "Diane Wong".

          1.6  Section 11.1. The first sentence of Section 11.1(a) is amended to
               ------------                        ---------------
               read in full as follows:

               "This Agreement and the other Loan Documents shall become effective as of the date set forth on the first page hereof and shall continue in full force and effect for a term ending on the date four (4) years from the date hereof."

          1.7  Section 11.3. Section 11.3 is amended by deleting the fourth line
               ------------  ------------
               of Borrower's address in its entirety and by replacing it with the following: "Attention: Diane Wong."

          1.8  Exhibit B.  Exhibit B attached to the Loan Agreement is replaced
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               by Exhibit B attached hereto as Annex 1.
                  ---------                    -------


     2.  CONDITIONS PRECEDENT
         --------------------

          The effectiveness of this Amendment and Lender's agreements set forth herein are subject to the satisfaction of each of the following conditions precedent on or before December 14, 1998:
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          2.1  Documentation.  Borrower shall have delivered or caused to be
               -------------
delivered to Lender, at Borrower's sole cost and expense, the following, each of which shall be in form and substance satisfactory to Lender:

               (a) The executed original of this Amendment;

               (b) The Second Amended and Restated Line of Credit Note dated December 14, 1998 by Borrower in favor of Lender in the form of Annex 1 attached to this Amendment;
                       -------

               (c) The First Amended and Restated Continuing Guaranty dated December 14, 1998 by Guarantor in favor of Lender in the form of Annex 2 attached to this Amendment;
                            -------

               (d) With respect to each of Borrower and Guarantor, such documentation as Lender may reasonably require to establish such party's authority to execute, deliver and perform any Loan Document to which it is a party, the identity, authority and capacity of each responsible official thereof authorized to act on its behalf, including without limitation, certified copies of corporate resolutions, incumbency certificates, and the like; and

               (e) Such additional agreements, certificates, reports, approvals, instruments, documents, consents and/or reaffirmations as Lender may reasonably request.

          2.2  Amendment Fee.  Lender shall have received an amendment fee in
               -------------
the sum of $2,500.00 from Borrower.

          2.3  Representations and Warranties.  All of Borrower's
               ------------------------------
representations and warranties contained herein shall be true and correct on and as of the date of execution hereof and no Event of Default shall have occurred and be continuing under the Loan Agreement or any of the other Loan Documents, as modified hereby.


     3.  REPRESENTATIONS AND WARRANTIES
         ------------------------------

          Borrower makes the following representations and warranties to Lender as of the date hereof, which representations and warranties shall survive the execution, termination or expiration of this Amendment and shall continue in full force and effect until the full and final satisfaction and discharge of all obligations of Borrower to Lender under the Loan Agreement and the other Loan
Documents:

          3.1  Reaffirmation of Prior Representations and Warranties.  Borrower
               -----------------------------------------------------
hereby reaffirms and restates as of the date hereof, all of the representations and warranties made by
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Borrower in the Loan Agreement and the other Loan Documents, except to the
                                                             ------
extent such representations and warranties specifically relate to an earlier date.

          3.2  No Default.  After giving effect to this Amendment, no Event of
               ----------
Default has occurred and remains continuing under any of the Loan Documents.

          3.3  Due Execution.  The execution, delivery and performance of this
               -------------
Amendment and any instruments, documents or agreements executed in connection herewith are within the powers of Borrower, have been duly authorized by all necessary action, and do not contravene any law or the articles of incorporation or bylaws of Borrower, result in a breach of, or constitute a default under, any contractual restriction, indenture, trust agreement or other instrument or agreement binding upon Borrower.

          3.4  No Further Consent.  The execution, delivery and performance of
               ------------------
this Amendment and any documents or agreements executed in connection herewith do not require any consent or approval not previously obtained of any stockholder, beneficiary or creditor of Borrower.

          3.5  Binding Agreement.  This Amendment, and each of the other
               -----------------
instruments, documents and agreements executed in connection herewith constitute the legal, valid and binding obligation of Borrower or other party thereto and are enforceable against Borrower in accordance with their terms, except as such
                                                                 ------
enforceability may be limited by bankruptcy, insolvency, moratorium, reorganization or similar laws or equitable principles relating to or limiting creditors' rights generally.


     4.  MISCELLANEOUS
         -------------

          4.1  Recitals Incorporated.  The Recitals set forth above are
               ---------------------
incorporated into and are made a part of this Amendment.

          4.2  Further Assurances.  Borrower, at its sole cost and expense,
               ------------------
agrees to execute and deliver all documents and instruments and to take all other actions as may be specifically provided for herein and as may be required in order to consummate the purposes of this Amendment. Borrower shall diligently and in good faith pursue the satisfaction of any conditions or contingencies in this Amendment.

          4.3  No Third Parties.  Except as specifically provided herein, no
               ----------------   ------
third party shall be benefited by any of the provisions of this Amendment; nor shall any such third party have the right to rely in any manner upon any of the terms hereof, and none of the covenants, representations, warranties or agreements herein contained shall run in favor of any third party.

          4.4  Time is of the Essence.  Time is of the essence for the
               ----------------------
performance of all obligations and the satisfaction of all conditions of this Amendment. The parties intend that all time periods specified in this Amendment shall be strictly applied, without any extension (whether or not material) unless specifically agreed to in writing by all parties hereto.
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          4.5  Costs and Expenses.  In addition to the obligations of Borrower
               ------------------
under the Loan Agreement, Borrower agrees to pay all costs and expenses (including without limitation reasonable attorneys' fees) expended or incurred by Lender in connection with the negotiation, documentation and preparation of this Amendment and any other documents executed in connection herewith, and in carrying out the terms of this Amendment, whether incurred before or after the effective date hereof.

          4.6  Integration; Interpretation.  The Loan Documents, including this
               ---------------------------
Amendment and the documents, instruments and agreements executed in connection herewith, contain or expressly incorporate by reference the entire agreement of the parties with respect to the matters contemplated herein and supersede all prior negotiations, discussions and correspondence. The Loan Documents shall not be modified except by written instrument executed by all parties.

          4.7  Counterparts and Execution.  This Amendment may be executed in
               --------------------------
counterparts, each of which shall be deemed an original, and all of which together shall constitute one and the same instrument. However, this Amendment shall not be binding on Lender until all parties have executed it.

          4.8  Governing Law.  This Amendment shall be governed by and construed
               -------------
in accordance with the laws of the State of California.

          4.9  Non-Impairment of Loan Documents.  On the date all conditions
               --------------------------------
precedent set forth herein are satisfied in full, this Amendment shall be a part of the Loan Agreement. Except as expressly provided in this Amendment or in any other document, instrument or agreement executed by Lender, all provisions of the Loan Documents shall remain in full force and effect, and the Lender shall continue to have all its rights and remedies under the Loan Documents.

          4.10  No Waiver.  Nothing herein shall be deemed a waiver by Lender of
                ---------
any Event of Default. No delay or omission of Lender to exercise any right, remedy or power under any of the Loan Documents shall impair such right, remedy or power or be construed to be a waiver of any default or an acquiescence therein, and single or partial exercise of any such right, remedy or power shall not preclude other or further exercise thereof or the exercise of any other right, remedy or power. No waiver of any term, covenant, or condition shall be deemed to waive Lender's right to enforce such term, covenant or condition at any other time.

          4.11  Successors and Assigns.  The terms of this Amendment shall be
                ----------------------
binding upon and inure to the benefit of the successors and assigns of the parties to this Amendment.

          IN WITNESS WHEREOF, this Amendment has been duly executed as of the date first set forth above.
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ANDATACO OF CALIFORNIA, INC.,                       WELLS FARGO BANK,
a California corporation                             NATIONAL ASSOCIATION


By:     /s/ W. David Sykes                          By:   /s/ Angelo Samperisi
        -----------------------                           ----------------------
Title:  President                                             Angelo Samperisi
        -----------------------                               Vice President